UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2019

SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

350 East Las Olas Boulevard Suite 1600 Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

(203) 682-8331
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

Litigation Update

As previously reported by Swisher Hygiene Inc. (the “Company’), in a Report on Form 8-K, filed with the Securities and Exchange Commission on October 23, 2019, Honeycrest Holdings Ltd, a purported claimant in the Company’s dissolution and a long-time litigant against the Company (“Honeycrest”), had agreed to pursue mediation in an effort to resolve its decades-long litigation.

In a supplemental status report, the Company has advised the Court of Chancery of the State of Delaware (the “Delaware Court”) overseeing the Company’s dissolution and liquidation, that the mediation with Honeycrest held on November 25, 2019, was unsuccessful. Accordingly, the Company has informed the Delaware Court that it wishes to move forward with its previously filed Motion for First Interim Distribution in the amount of $10 million (the “Distribution Motion”) and in that regard has requested that the Delaware Court grant its Motion for Approval of Proposed Process (the “Distribution Process Motion”) and grant its Motion for Approval of Proposed Process to Resolve Remaining Claims (the “Process Motion to Resolve Claims”). Together the Distribution Process Motion and the Process Motion to Resolve Claims (the “Process Motions”) would provide notice to the few remaining parties with purported claims against the Company and provide them an opportunity to object to the Distribution Motion and/or substantiate their claims against the Company and, if necessary, request an opportunity to be heard as part of the Delaware Court’s consideration of the Company’s Distribution Motion.

On December 16, 2019 the Delaware Court in a written Scheduling Order Governing Further Proceedings (the “Scheduling Order”) granted the Process Motions, and set a notice and briefing schedule for the Process Motions. Under the briefing schedule, the Company believes all objections and/or claims should be fully briefed and ready for consideration during the first quarter of 2020.

The Company continues to seek the completion of its dissolution and liquidation by March 31, 2020 (the date at which its existence is set to expire), but can provide no assurances that it will be able to do so by that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: December 19, 2019	By:	/s/ Richard L. Handley
Richard L. Handley
Chairman, President and Secretary